SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2012

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

On April 20, 2012, LCNB Corp. issued an earnings release announcing its financial results for the first quarter ended March 31, 2012.  A copy of the earnings release (Exhibit 99.1) and unaudited financial highlights (Exhibit 99.2) are attached and are furnished under this Item 2.02.

Item 8.01   Other Events.

On April 20, 2012, LCNB Corp. issued an earnings release announcing its financial results for the first quarter ended March 31, 2012.  A copy of the earnings release (Exhibit 99.1) and unaudited financial highlights (Exhibit 99.2) are attached and are furnished under this Item 8.01.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

99.1

Press release dated April 20, 2012

99.2

Unaudited Financial Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: April 20, 2012	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer